UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Highway 100 South, Suite 432 St. Louis Park, MN 55416
(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Mitesco, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment”) to amend the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on November 17, 2021 (the “Original Report”). This Amendment corrects the Original Report with regard to: (i) the number of Units (as defined below) sold (50,000 more Units were sold), (ii) aggregate gross proceeds received ($50,000 more), (iii) number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) initially issuable upon conversion of the Series D Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series D Preferred Stock”), (iv) aggregate number of shares of Common Stock initially issuable upon exercise of the Warrants (as defined below), and (v) number of Units still available to be sold (50,000 less Units are available to be sold). In addition, this Amendment provides a summary of the private placement offering through November 12, 2021. Except as amended by this Amendment, all information set forth in the Original Report and corresponding exhibits remains unchanged.

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2021, the Company consummated the second closing (“Second Closing”) of a private placement offering (the “Offering”) pursuant to a Securities Purchase Agreement (the “SPA”) with four accredited investors (the “Investors”). Pursuant to SPA, the Company sold to the Investors an aggregate of 1,075,000 units (the “Units”) with a purchase price of $1 per Unit, with each Unit consisting of (a) one share of Series D Convertible Preferred Stock of the Company (b) one warrant (the “Series A Warrants”) to purchase 2.1 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $0.50 per whole share of Common Stock, and (c) one warrant (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) to purchase 2.1 shares of Common Stock at a purchase price of $0.75 per whole share. The aggregate gross proceeds to the Company from the Second Closing were $1,075,000 and the number of shares of Common Stock initially issuable upon conversion of the Series D Preferred Stock is 4,515,000 shares of Common stock and the aggregate number of shares of Common Stock initially issuable upon exercise of the Warrants is 9,030,000 shares of Common Stock. Pursuant to the terms of the SPA the Company, may sell up to an additional 6,900,000 Units (for an aggregate 10,000,000 Units) in subsequent closings on the same terms offered to the Investors.

To date, the Company has sold a total of 3,100,000 Units. The aggregate gross proceeds to the Company from the Offering are $3,100,000. The number of shares of Common Stock initially issuable upon conversion of the Series D Preferred Stock sold in the Offering is 13,020,000. The aggregate number of shares of Common Stock initially issuable upon exercise of the Warrants sold in the Offering is 26,040,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITESCO, INC.

Date: November 22, 2021	By:	/s/ Phillip J. Keller
Phillip J. Keller
Chief Financial Officer